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EXHIBIT NO. 99.2: AMENDING AGREEMENT DATED JUNE 1, 2000

                     AMENDING AGREEMENT DATED JUNE 1, 2000

Between: Alcan Aluminium Limited ("Canada")

and:     Alusuisse Lonza Group AG ("Switzerland")

WHEREAS:

     On September 15, 1999 Canada, Switzerland and Pechiney entered into a Combination Agreement;

     On April 12, 2000 an agreement was entered into among Canada, Switzerland and Pechiney establishing the terms by which the Combination Agreement was terminated as regards Pechiney such that the Combination Agreement remains in force as between Canada and Switzerland only;

     Canada and Switzerland have agreed that it is in their mutual best interests to amend the terms of the Combination Agreement in order that the Swiss Exchange Offer may proceed as quickly as possible with the maximum chances of success;

     The respective Boards of Directors of each of Canada and Switzerland have unanimously approved the execution and delivery of this Amending Agreement;

     BZ Group Holding Limited, BZ Bank Limited and Stillhalter Vision AG have in accordance with the terms of a Tender Agreement entered into simultaneously with the execution and delivery of this Amending Agreement irrevocably agreed to accept or caused to be accepted the Swiss Exchange Offer in respect of 2,300,000 Swiss Shares and to deposit same or cause same to be deposited thereunder.

NOW THEREFORE,

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

     1. This Amending Agreement shall be interpreted and applied according to the defined terms, rules of interpretation, rules of enforcement and similar general provisions applicable to the Combination Agreement as if it were part thereof.

     2. Schedule 1 to the Combination Agreement under the heading "Details of the Swiss Exchange Offer" shall be amended to read as set forth in Appendix 1 to this Agreement.

     3. Each of the parties confirms that it has no knowledge as to the occurrence of any event or the current existence of any situation which would cause the conditions set forth in Part A of Schedule 2 to the Combination Agreement not to be satisfied if the Swiss Exchange Offer were to be made on the date hereof. Notwithstanding this, the condition concerning the completion of the Chemicals Division Demerger which


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          was formerly stipulated to be a condition of the Swiss
          Exchange Offer shall be a condition to be satisfied or waived before the making of the Swiss Exchange Offer and shall be added to Part A of Schedule 2.

     4. The text of Schedule 3 to the Combination Agreement shall be replaced by text set forth in Appendix 2 to this Agreement.

     5. References to the SBF and London Stock Exchange are deleted from Articles 4.1.6 and 4.4.1 of the Combination Agreement

     6. (a) Notwithstanding anything contained in the Combination Agreement, the parties agree that Switzerland shall make both a capital repayment and a dividend payment (together the "Special Swiss Shareholder Payments") payable to its shareholders of record on the close of business on the second business day prior to the exchange of shares under the Swiss Exchange Offer. The Special Swiss Shareholder Payments shall together equal CHF 225 per Swiss Share but not exceed CHF 1,528,100,000 in the aggregate in respect of all Swiss Shares. The payment of the dividend payment portion of the Special Swiss Shareholder Payments shall be subject to the condition that a number of the Swiss Shares equal to the "Swiss Minimum Condition" be deposited for acceptance under the Swiss Exchange Offer and not withdrawn. If the Swiss Minimum Condition is not met or the Swiss Exchange Offer is not completed for any other reason, the capital repayment portion of the Special Swiss Shareholder Payments will be paid on October 24, 2000. The Swiss Exchange Offer shall provide that if Canada acquires any Swiss Shares pursuant thereto after the conditions for the payment of the Special Swiss Shareholder Payments are met, Canada shall be obliged to guarantee to the relevant shareholder of Switzerland who tendered such Swiss Shares that the funds necessary to make their Special Swiss Shareholder Payments will be available to Switzerland. Switzerland shall take all reasonable actions necessary to complete the Special Swiss Shareholder Payments promptly and in reasonable consultation with Canada; and (b) notwithstanding anything contained in the Combination Agreement, the parties agree that none of the restrictions in Article 4.1.5 (e) and
          (f) shall bind Canada provided that its Chief Executive Officer shall have consulted reasonably with the Chief Executive Officer of Switzerland prior to Canada taking any such action.

     7. The June 30, 2000 date referred to in clauses 8.2.1 (c) and 8.4.1 (c) of the Combination Agreement shall be extended to September 30, 2000.

     8. No failure by a party in respect of the provisions of the Combination Agreement requiring it to make or co-operate in the making of the Swiss Exchange Offer may constitute a breach of same unless and until a period of 15 days has elapsed following written notice from the other party requiring it to make or co-operate in the making of the Swiss Exchange Offer.


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IN WITNESS HEREOF, the undersigned have each executed and delivered this agreement as of the date first above-mentioned.

                                   Alcan Aluminium Limited

                                   per:   /S/ JACQUES BOUGIE
                                        -------------------------

                                   Alusuisse Lonza Group AG

                                   per:  /S/ SERGIO MARCHIONNE
                                        -------------------------
                                   per:  /S/ P. KALANTZIS
                                        -------------------------

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                                   APPENDIX 1

SCHEDULE 1

DETAILS OF THE SWISS EXCHANGE OFFER

Offeror:                          Canada.

Shares to be offered for:         all of the Swiss shares with all rights
                                  attached thereto except rights to the Special
                                  Swiss Shareholder Payment.

Jurisdictions in which            Switzerland and such further jurisdictions as
the Offer will be made:           are agreed to by Canada and Switzerland (such
                                  agreement not to be unreasonably withheld or delayed). The Offer will not be made into the United States except on a basis exempt from registration with U.S. Securities and
                                  Exchange Commission.

Offer Consideration:              Canada Common Shares at the rate of 17.1
                                  Canada Common Shares for each Swiss Share
                                  (the CANADA SWISS OFFER SHARES).

Fractions:                        Fractions of Canada Common Shares will not be
                                  issued. Instead Canada will make arrangements on reasonable terms for Canada Common Shares representing fractional entitlements to be aggregated and sold on the market and the net proceeds of sale (converted at the spot rate of exchange into Swiss francs) to be distributed amongst the persons entitled thereto or such other procedure agreed to by Switzerland and Canada to equitably compensate holders of Swiss Shares for fractional share interests in Canada Common
                                  Shares.

Offer Conditions:                 The Swiss Exchange Offer shall become
                                  unconditional if at the end of the Swiss
                                  Exchange Offer Acceptance Period Canada has received valid acceptances (which have not been withdrawn) in respect of more than 67 per cent of the total number of Swiss Shares calculated on a fully diluted basis as of the end of such Swiss Exchange Offer Acceptance
                                  Period (the SWISS MINIMUM CONDITION).

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Swiss Exchange Offer              Excluding the initial period of 10 trading
Acceptance Period:                days when shares cannot be tendered and in
                                  relation to which a waiver will be sought:

                                  (i)   the Swiss Exchange Offer will be open
                                        for acceptance for 20 trading days with
                                        Canada having the right to extend the
                                        Swiss Exchange Offer on one or more
                                        occasions for a total duration of 40
                                        trading days and being obliged to so
                                        extend upon the request of Switzerland;
                                        and

                                  (ii)  there will be no further extension of
                                        the period during which the Swiss
                                        Exchange Offer is open for acceptance
                                        unless it is required by the Applicable
                                        Takeover Authority, including to permit
                                        satisfaction of conditions.

                                  (i) and (ii) together constituting THE SWISS EXCHANGE OFFER ACCEPTANCE PERIOD for the purpose thereof.

Swiss Exchange Offer              the Swiss Exchange Offer Acceptance Period
Period:                           plus:

                                  (i) whatever time is required thereafter to establish that all the conditions to the Swiss Exchange Offer have failed; and

                                  (ii)  if all the conditions to the Swiss
                                        Exchange Offer are satisfied so that it
                                        becomes unconditional, a further period
                                        of 10 trading days to permit additional
                                        acceptances only.

Announcement of                   As soon as practicable after the end of the
acceptance level:                 Swiss Exchange Offer Acceptance Period in
                                  accordance with Swiss regulations.

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Amendment or waiver:              (a)  Without the prior written consent of
                                       Switzerland, Canada shall not decrease
                                       the Canada Swiss Offer Shares or make
                                       any other change in the terms or
                                       conditions of the Swiss Exchange Offers
                                       adverse to the holders of Swiss Shares,
                                       except to implement the provisions set
                                       forth below under the caption,
                                       "Adjustments to Prevent Dilution".

                                  (b)  Without the prior written consent of
                                       Switzerland, Canada shall not decrease
                                       the number of Swiss Shares being sought
                                       in the Swiss Exchange Offer, change the
                                       form of consideration proposed to be
                                       paid in the Swiss Exchange Offer or
                                       change the Swiss Minimum Condition.

                                  (c)  Without the prior written consent of
                                       Switzerland any waiver or purported
                                       waiver by Canada of the Swiss Minimum
                                       Condition shall not be deemed effective.

Adjustments to Prevent            In the event that (A) Switzerland changes the
Dilution:                         number of (i) Swiss Shares or (ii) securities
                                  convertible or exchangeable into or
                                  exercisable for Swiss Shares, or (B) Canada changes the number of (i) Canada Common Shares or (ii) securities convertible or exchangeable into or exercisable for Canada Common Shares, issued and outstanding prior to the time at which the exchange of Canada Common Shares for Swiss Shares occurs as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the offer consideration constituted by the Canada Swiss
                                  Offer Shares shall be equitably adjusted; but for the avoidance of doubt no such adjustment shall be required as a result of the Chemicals
                                  Division Demerger.

Governing law of Swiss            Swiss law for governance of the conduct of
the Exchange ffer:                Swiss Exchange Offer in Switzerland.

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                                   APPENDIX 2

SCHEDULE 3

BOARD OF DIRECTORS

Number of Directors:              Eleven including seven nominees of Canada and
                                  four nominees of Switzerland.

Composition:                      The members of the Board of Directors of
                                  Canada, after completion of the Swiss
                                  Exchange Offer shall include: (i) Jacques
                                  Bougie, Travis Engen, John Evans and Guy
                                  Saint-Pierre as the four original nominees of Canada; (ii) Martin Ebner, Rupert Gasser,
                                  Willi H. Kerth and Sergio Marchionne as the four original nominees of Switzerland; and
                                  (iii) three additional nominees to be
                                  selected by Canada.

Residency covenant:               Algroup has agreed to take the requisite
                                  steps such that one of its nominees will qualify as soon as practicable as a "resident
                                  Canadian" to the extent necessary to
                                  constitute the Board of Directors for
                                  purposes of the CANADA BUSINESS CORPORATIONS
                                  ACT. In the event that none of them is able to do so in time for the completion of the Swiss Exchange Offer, Switzerland shall select a replacement nominee who shall be a "resident Canadian".

NON-EXECUTIVE CHAIR:              The Chairman will be John Evans.

COMMITTEES:                       The Board of Directors will have such
                                  committees as it determines, provided that it will at all times have Audit, Corporate
                                  Governance and Human Resources and
                                  Compensation Committees. The initial
                                  composition of these committees shall be as follows: (i) Audit: Saint-Pierre, Marchionne and a new nominee with the Chairman of the Committee remaining to be named; (ii)
                                  Corporate Governance: Evans, Ebner and a new nominee with Evans the Chairman of the Committee; (iii) Human Resources and
                                  Compensation: Engen, Marchionne and a new nominee with Marchionne the Chairman of the Committee.

CEO:                              The CEO will be Jacques Bougie.

PRINCIPAL OFFICES:                The head office will be located in Montreal,
                                  Canada.


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